                                                                   EXHIBIT 10.58

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF ABSENT REGISTRATION OF SUCH SECURITIES UNDER SAID ACT AND SAID LAWS UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

         Void after 5:00 p.m. (Eastern Standard Time), on April 6, 2011

                                     WARRANT
                           TO PURCHASE COMMON STOCK OF
                            BREAKAWAY SOLUTIONS, INC.

                                28,571,429 Shares

         THIS CERTIFIES that, SCP Private Equity Partners II, L.P. (herein called "Holder"), or registered assigns, is entitled to purchase from Breakaway Solutions, Inc., a corporation organized and existing under the laws of Delaware (herein called the "Company"), at any time after the date hereof and until 5:00 p.m. (Eastern Standard Time) on April 6, 2011, (the "Expiration Date") 28,571,429 fully paid and non-assessable shares of Common Stock of the Company, par value $0.000125 per share (the "Common Stock"), at a purchase price per share of $0.70 (the "Exercise Price").

         The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock are subject to limitation and adjustment from time to time as hereinafter set forth.

DEFINITIONS

         "ADDITIONAL SHARES OF CAPITAL STOCK" shall mean all shares of Capital Stock issued by the Company, except: shares of Common Stock issued or issuable upon exercise of options, warrants (other than outstanding warrants granted in favor of Invest Inc.), convertible securities or other rights outstanding as of April 6, 2001, and shares of Common Stock issued or issuable by the Company or any subsidiary to employees, officers, directors or consultants pursuant to stock option plans that are approved by the Board of Directors of the Company (with an exercise price not less than the fair market value of the Common Stock at the time of the grant) and are permitted by Section 7.4 of the Series A Agreement, unless otherwise approved by the holders of not less than a majority of the outstanding shares of the Series A Preferred Stock.

         "CAPITAL STOCK" shall mean the Company's Common Stock, and any other stock of any class, whether now or hereafter authorized, which has the right to participate in the distribution of earnings and assets of the Company without limit as to amount or percentage.

         "INVESTOR RIGHTS AGREEMENT" means the Investor Rights Agreement between the Company, SCP Private Equity Partners II, L.P., and ICG Holdings, Inc., dated as of April 6, 2001.

         "SERIES A AGREEMENT" means the Series A Preferred Stock Purchase Agreement between the Company, SCP Private Equity Partners II, L.P., and ICG Holdings, Inc., dated as of February 16, 2001.

         "WARRANT SHARES" means the shares of Common Stock deliverable upon exercise of this Warrant, as adjusted from time to time.

         SECTION 1. EXERCISE OF WARRANT.

              (a) This Warrant may be exercised in whole or in part on any business day (the "Exercise Date") and on or before the Expiration Date by presentation and surrender hereof to the Company at its principal office at the following address: 2 Seaport Lane, Boston, MA 02110, or at the office of its stock transfer or warrant agent, if any, (or at such other address as the Company may hereafter notify the Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, for the number of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at such office, the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that the certificates representing such Warrant Shares shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of the Warrant Shares.

              (b) Notwithstanding the provisions of paragraph (a), the Holder may, at its sole option, elect to exercise this Warrant in whole or in part by receiving Warrant Shares equal to the value (as determined below) of this Warrant, or any part hereof, upon surrender of the Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to the Holder a number of Warrant Shares calculated on the basis of the following formula:

                           X =      Y(A-B)
                                    ------
                                        A

         Where:   X =      the number of Warrant Shares to be issued to the
                           Holder

                  Y = the number of Warrant Shares to be exercised under this Warrant

                  A = the current fair market value of one share of Common Stock calculated (determined in the manner set forth in Section 3) as of the last business day immediately preceding the exercise of this Warrant

                           B =      the Exercise Price

         SECTION 2. RESERVATION OF SHARES. The Company shall reserve at all times for issuance and delivery upon exercise or conversion of this Warrant all shares of its Common Stock or other shares of Capital Stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized and, when issued upon the exercise or conversion of this Warrant in accordance with the terms hereof, including payment of the applicable Exercise Price in full, shall be validly issued, fully paid and nonassessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions ("Liens") on sale (other than (i) restrictions pursuant to applicable federal and state securities laws, and (ii) any Liens created by any action or inaction of the Holder of the Warrant Shares) and free and clear of all preemptive rights. If the Common Stock is listed on any national securities exchange or The NASDAQ National Market, the Company shall also list such shares on such exchange subject to notice of issuance or maintain the listing of its Common Stock on The NASDAQ National Market, as the case may be.

         SECTION 3. FRACTIONAL INTEREST. The Company will not issue a fractional share of Common Stock or scrip upon any exercise or conversion of this Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share shall be determined by multiplying the current market price of a full share by the fraction of the share and rounding the result to the nearest cent.

         The current market value of a share of Common Stock for purposes of this Section shall be determined as follows:

               (i) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ National Market, the current market value shall be the last reported sale price of the Common Stock on such exchange or Market on the last business day prior to the date of exercise or conversion of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or Market; or

               (ii) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of exercise or conversion; or

               (iii) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value per share shall be an amount determined in such reasonable manner as may be prescribed in good faith by the Board of Directors of the Company.

         SECTION 4. EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT.

              (a) Except as otherwise provided in SECTION 8, the Holder of this Warrant shall be entitled, at its option, without expense and without obtaining the consent of the Company, to assign its interest in this Warrant, or any of the Warrant Shares, in whole or in part, upon presentation and surrender hereof to the Company or its stock transfer agent, if any; PROVIDED, HOWEVER, that the transferee, prior to any such transfer, agrees in writing, in form and substance satisfactory to the Company, to be bound by the terms of this Warrant and provides the Company with an opinion of counsel in such form reasonably acceptable to the Company, that such transfer would not be in violation of the Act or any applicable state securities or blue sky laws.

              (b) Subject to the provisions of SECTION 8, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment and, if the Holder's entire interest is not being assigned, in the name of the Holder, and this Warrant shall promptly be canceled.

              (c) This Warrant may be divided by or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer or warrant agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any warrants into which this Warrant may be divided or exchanged.

              (d) This Warrant is exchangeable, upon the surrender thereof by the Holder at the principal office of the Company, for new Warrants of like tenor registered in the Holder's name and representing in the aggregate the right to purchase the number of shares purchasable under the Warrant being exchanged, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by the Holder at the time of such surrender.

         SECTION 5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those set forth in this Warrant.

         SECTION 6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

              (a) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification or change of outstanding securities issuable upon exercise or conversion of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination) or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change, other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination of outstanding securities issuable upon the exercise of this Warrant), the Company, or such successor or purchasing corporation, as the case may be, shall, without payment of any additional consideration therefor, execute a new warrant providing that the Holder of the Warrant shall have the right to exercise such new warrant (upon terms not less favorable to the Holder than those then applicable to this Warrant) and to receive upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money or property receivable upon such reclassification, change, consolidation or merger by the Holder of one share of Common Stock issuable upon exercise or conversion of this Warrant had the Warrants been exercised or converted immediately prior to such reclassification, change, consolidation, or merger. Such new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 6. The provisions of this SUBSECTION 6(a) shall similarly apply to successive reclassifications, changes, consolidations, or mergers.

              (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired, shall subdivide or combine its Capital Stock, the Exercise Price shall be proportionately reduced, in case of subdivision of shares, as of the effective date of such subdivision, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so subdividing, as of such record date, whichever is earlier, or shall be proportionately increased, in the case of combination of shares, as of the effective date of such combination, or, if the Company shall take a record of holders of its Capital Stock for the purpose of so combining, as of such record date, whichever is earlier.

              (c) CERTAIN DIVIDENDS AND DISTRIBUTIONS. If the Company at any time while this Warrant is outstanding and unexpired shall:

               (i) STOCK DIVIDENDS. Pay a dividend in shares of, or make another distribution of shares of, its Capital Stock, then the Exercise Price shall be adjusted, as of the date the Company shall take a record of the holders of its Capital Stock for the purpose of receiving such dividend or other distribution (or if no such record is taken, as at the date of such payment or other distribution), to that price determined by multiplying that Exercise Price in effect immediately prior to such payment or other distribution by a fraction (a) the numerator of which shall be the total number of shares of Capital Stock outstanding immediately prior to such dividend or distribution, and (b) the denominator of which shall be the total number of shares of Capital Stock outstanding immediately after such dividend or distribution; or

               (ii) LIQUIDATING DIVIDENDS, ETC. Make a distribution of its assets to the holders of its Capital Stock as a dividend in liquidation or by way of return of capital or other than as a dividend payable out of earnings or surplus legally available for dividends under applicable law, the Holder shall, upon its exercise, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, a sum equal to the amount of such assets as would have been payable to it as owner of that number of shares of Common Stock receivable by exercise or conversion of the Warrant had it been the Holder of record of such Common Stock on the record date for such distribution, or if no such record is taken, as of the date of such distribution, and an appropriate provision therefor shall be made a part of any such distribution.

              (d) ISSUANCE OF ADDITIONAL SHARES OF CAPITAL STOCK. If the Company at any time while this Warrant remains outstanding and unexpired shall issue any Additional Shares of Capital Stock (otherwise than as provided in the foregoing SUBSECTIONS (6)(a) through (6)(c) above) at a price per share less, or for other consideration lower, than the Exercise Price, or without consideration, then upon such issuance the Exercise Price shall be adjusted to the price per share paid for such Additional Shares of Common Stock (but not less than the par value of the Common Stock). The provisions of this SUBSECTION 6(d) shall not apply under any of the circumstances for which an adjustment is provided in SUBSECTIONS 6(a), 6(b) or 6(c). No adjustment of the Exercise Price shall be made under this SUBSECTION 6(d) upon the issuance of any Additional Shares of Capital Stock which are issued pursuant to the exercise of any warrants, options or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any convertible securities if any such adjustments shall previously have been made upon the issuance of any such warrants, options or other rights or upon the issuance of any convertible securities (or upon the issuance of any warrants, options or any rights therefor) pursuant to SUBSECTIONS 6(e) or 6(f) hereof.

              (e) ISSUANCE OF WARRANTS, OPTIONS OR OTHER RIGHTS. In case the Company shall issue any warrants, options or other rights to subscribe for or purchase any Additional Shares of Capital Stock and the price per share for which Additional Shares of Capital Stock may at any time thereafter be issuable pursuant to such warrants, options or other rights shall be less than the Exercise Price per share of Common Stock hereunder, then upon such issuance the Exercise Price shall be adjusted as provided in SUBSECTION 6(d) hereof on the basis that the aggregate consideration for the Additional Shares of Capital Stock issuable pursuant to such warrants, options or other rights, shall be deemed to be the consideration received by the Company for the issuance of such warrants, options, or other rights plus the minimum consideration to be received by the Company for the issuance of Additional Shares of Capital Stock pursuant to such warrants, options, or other rights.

              (f) ISSUANCE OF CONVERTIBLE SECURITIES. In case the Company shall issue any securities (debt or equity) convertible into Additional Shares of Capital Stock and the consideration per share for which Additional Shares of Capital Stock may at any time thereafter be issuable pursuant to the terms of such convertible securities shall be less than the Exercise Price, then upon such issuance the Exercise Price shall be adjusted as provided in SUBSECTION 6(d) hereof on the basis that (i) the maximum number of Additional Shares of Capital Stock necessary to effect the conversion or exchange of all such convertible securities shall be deemed to have been issued as of the date of issuance of such convertible securities, and (ii) the aggregate consideration for such maximum number of Additional Shares of Capital Stock shall be deemed to be the minimum consideration received by the Company for the issuance of such Additional Shares of Capital Stock pursuant to the terms of such convertible securities. No adjustment of the Exercise Price shall be made under this subsection upon the issuance of any convertible securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to SUBSECTION 6(e) hereof.

              (g) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Exercise Price pursuant to any provisions of this SECTION 6, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest one hundredth of a whole share, to the product obtained by multiplying such number of shares purchasable immediately prior to such adjustment by a fraction, the numerator of which shall be the Exercise Price immediately prior to such adjustment and the denominator of which shall be the Exercise Price immediately thereafter.

              (h) OTHER PROVISIONS APPLICABLE TO ADJUSTMENTS UNDER THIS SECTION. The following provisions will be applicable to the making of adjustments in the Exercise Price hereinabove provided in this SECTION 6:

               (i) COMPUTATION OF CONSIDERATION. To the extent that any Additional Shares of Capital Stock or any convertible securities (debt or equity) or any warrants, options or other rights to subscribe for or purchase any Additional Shares of Capital Stock or any convertible securities (debt or equity) shall be issued for a cash consideration, the consideration received by the Company therefor shall be deemed to be the amount of the cash received by the Company therefor, or, if such Additional Shares of Capital Stock or convertible securities (debt or equity) are offered by the Company for subscription, the subscription price, or, if such Additional Shares of Capital Stock or convertible securities (debt or equity) are sold to underwriters or dealers for public offering without a subscription offering, or through underwriters or dealers for public offering without a subscription offering, the initial public offering price, in any such case excluding any amounts paid or incurred by the Company for and in the underwriting of, or otherwise in connection with the issue thereof. To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Company's Board of Directors. The consideration for any Additional Shares of Capital Stock issuable pursuant to any warrants, options or other rights to subscribe for or purchase the same shall be the consideration received by the Company for issuing such warrants, options or other rights, plus the additional consideration payable to the Company upon the exercise of such warrants, options or other rights. The consideration for any Additional Shares of Capital Stock issuable pursuant to the terms of any convertible securities (debt or equity) shall be the consideration paid or payable to the Company in respect of the subscription for or purchase of such convertible securities, plus the additional consideration, if any, payable to the Company upon the exercise of the right of conversion or exchange in such convertible securities. In case of the issuance at any time of any Additional Shares of Capital Stock or convertible securities (debt or equity) in payment or satisfaction of any dividend upon any class of stock preferred as to dividends in a fixed amount, the Company shall be deemed to have received for such Additional Shares of Capital Stock or convertible securities a consideration equal to the amount of such dividend so paid or satisfied.

               (ii) READJUSTMENT OF EXERCISE PRICE. Upon the expiration of the right to convert or exchange any convertible securities (debt or equity), or upon the expiration of any rights, options or warrants, the issuance of which convertible securities, rights, options or warrants effected an adjustment in the Exercise Price, if any such convertible securities shall not have been converted or exchanged, or if any such rights, options or warrants shall not have been exercised, the number of shares of Capital Stock deemed to be issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such convertible securities or upon exercise of any such rights, options, or warrants shall no longer be computed as set forth above, and such Exercise Price shall forthwith be readjusted and thereafter be the price which it would have been (but reflecting any other adjustments in the Exercise Price made pursuant to the provisions of this SECTION 6 after the issuance of such convertible securities, rights, options or warrants) had the adjustment of the Exercise Price made upon the issuance or sale of such convertible securities or issuance of rights, options or warrants been made on the basis of the issuance only of the number of Additional Shares of Capital Stock actually issued upon conversion or exchange of such convertible securities, or upon the exercise of such rights, options or warrants, and thereupon only the number of Additional Shares of Capital Stock actually so issued shall be deemed to have been issued and only the consideration actually received by the Company (computed as in SUBSECTION (6)(h)(i) hereof) shall be deemed to have been received by the Company.

               (iii) TREASURY SHARES. The number of shares of Capital Stock at any time outstanding shall not include any shares thereof then directly or indirectly owned or held by or for the account of the Company.

               (iv) OTHER ACTION AFFECTING CAPITAL STOCK. In case after the date hereof the Company shall take any action affecting the Capital Stock, other than an action described in any of the foregoing SUBSECTIONS
          (6)(a) to (6)(f) hereof, inclusive, which in the opinion of the Company's Board of Directors would have a materially adverse effect upon the rights of the Holder to purchase the Warrant Shares, the Exercise Price shall be adjusted in such manner and at such time as the Board of Directors may in good faith determine to be equitable in the circumstances.

              (i) NOTICE OF CERTAIN ACTIONS. In the event that:

               (i) the Company shall authorize the issuance to all holders of its Common Stock of rights, warrants, options or convertible securities to subscribe for or purchase shares of its Common Stock or of any other subscription rights, warrants, options or convertible securities; or

               (ii) the Company shall authorize the distribution to all holders of its Common Stock of evidences of its indebtedness or assets (other than dividends paid in or distributions of the Company's Capital Stock for which the Exercise Price shall have been adjusted pursuant to SUBSECTION (6)(a) or cash dividends or cash distributions payable out of consolidated current or retained earnings as shown on the books of the Company and paid in the ordinary course of business); or

               (iii) the Company shall authorize any capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in par value of the Common Stock) or of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of the Common Stock outstanding), or of the conveyance or transfer of the properties and assets of the Company as an entirety or substantially as an entirety; or

               (iv) the Company is the subject of a voluntary or involuntary dissolution, liquidation or winding-up procedure; or

               (v) the Company proposes to take any action (other than actions of the character described in SUBSECTIONS (6)(a), (6)(b), (6)(c),
          (6)(d) or (6)(e) that would require an adjustment of the Exercise Price pursuant to this SECTION 6; then the Company shall cause to be mailed by first-class mail to the Holder, at least ten (10) days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date as of which the holders of Common Stock of record to be entitled to receive any such rights, warrants or distributions are to be determined, or (y) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property, if any, deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding-up.

         SECTION 7. OFFICERS' CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of SECTION 6, the Company shall forthwith file in the custody of its secretary or an assistant secretary at its principal office an officers' certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment and the manner of computing such adjustment. Each such officers' certificate shall be signed by the chairman, president or chief financial officer of the Company and by the secretary or any assistant secretary of the Company. A copy of each such officers' certificate shall be promptly mailed, by certified mail, to the Holder and the original shall be made available at all reasonable times for inspection by any other holder of a Warrant executed and delivered pursuant to SECTION 4 hereof.

         SECTION 8. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933; REGISTRATION RIGHTS; CO-SALE AGREEMENT. No sale, transfer, assignment, hypothecation or other disposition of this Warrant or of the Warrant Shares shall be made if such transfer, assignment or other disposition would result in a violation of the Act, or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form reasonably satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account, and not as a nominee thereof, for investment, and not with a view toward distribution or resale, except as permitted by the Act, and shall provide such other information to the Company as the Company may reasonably request. Any Warrant and any Warrants issued upon exercise of, substitution for, or upon assignment or transfer of this Warrant, as the case may be, and all shares of Common Stock issued upon exercise hereof or conversion thereof shall bear legends (in addition to any legend required by state securities laws) in substantially the form set forth on the first page of this Warrant, unless and until such securities have been transferred pursuant to an effective registration statement under the Act or may be freely sold to the public pursuant to Rule 144 (or any successor rule thereto) or otherwise.

         SECTION 9. REGISTRATION RIGHTS. The Holder and any transferee of the Warrant or the Warrant Shares issuable hereunder shall have the right to require the Company to register the Warrant Shares with the Securities and Exchange Commission for resale as provided in the Investor Rights Agreement.

         SECTION 10. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by the holder hereof.

         SECTION 11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Holder or the Company shall be delivered or shall be sent by certified mail or documented overnight delivery service, postage prepaid, or by telecopy, receipt acknowledged, to the Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in SECTION 1 of this Warrant.

         SECTION 12. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the Commonwealth of Pennsylvania.

         SECTION 13. NO IMPAIRMENT. The Company will not knowingly avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by it, but will at all times in good faith assist in the carrying out of all of the provisions of this Warrant.

         IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of April 6, 2001


                                  BREAKAWAY SOLUTIONS, INC.


                                  By:/s/ William Loftus
                                     --------------------------------------

                                  Name: William P. Loftus
                                       ------------------------------------

                                  Title: President and Chief Executive Officer
                                        --------------------------------------

                                  PURCHASE FORM


                                              Dated _______________________


         The undersigned hereby irrevocably elects to exercise the within Warrant to purchase _____________ shares of Common Stock and hereby makes payment of $____________________ in payment of the exercise price thereof.


                                              __________________________________
                                              [PRINT OR TYPE NAME OF ENTITY]

                                              By:
                                                 -------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------

                                 ASSIGNMENT FORM



                                                  Dated ________________________


         FOR VALUE RECEIVED, ___________________________________________ hereby
                               (please type or print in block letters)

 sells, assigns and transfers unto _____________________________________________
                                      (please type or print in block letters)

(the "Assignee"), of____________________________________________________________
                    (Address)

its right to purchase up to _________ shares of Common Stock represented by this Warrant and does hereby irrevocably constitute and appoint
_______________________________ Attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.


                                              __________________________________
                                              [PRINT OR TYPE NAME OF ENTITY]

                                              By:
                                                 -------------------------------

                                              Name:
                                                   -----------------------------

                                              Title:
                                                    ----------------------------